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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 7, 2003
                                                           -----------

                             BAY STATE BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-13691                  04-3398630
      --------                     ---------                 ----------
(State or other jurisdiction of    (Commission              (IRS Employer
incorporation or organization)     File Number)             Identification No.)

               1299 Beacon Street, Brookline, Massachusetts 02446
               --------------------------------------------------
                    (Address of principal executive offices)

                                (617) 739-9500
                                --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.
         ------------

      On May 7, 2003, Bay State Bancorp, Inc. issued a press release announcing that at a special meeting of stockholders held on April 30, 2003, the Company's stockholders approved the pending merger with Seacoast Financial Services Corporation, New Bedford, Massachusetts.

      A press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

      Exhibit 99.1 Press Release dated May 7, 2003.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 7, 2003        By: /s/ Michael O. Gilles
                              --------------------------------------------------
                              Michael O. Gilles
                               Senior Vice President and Chief Financial Officer